UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: February 28, 2014

Patrick F. Quan

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Developing World Growth and Income FundSM Investment portfolio February 28, 2014 unaudited

Common stocks 94.68%
		Value
Financials 20.22%	Shares	(000)

Bank of China Ltd., Class H	1,667,000	$ 700
Bangkok Bank PCL, nonvoting depository receipt	120,200	634
Itaú Unibanco Holding SA, preferred nominative (ADR)	40,800	543
bank muscat (SAOG)[1,2]	271,000	479
Sberbank of Russia	183,000	463
Industrial and Commercial Bank of China Ltd., Class H	605,000	363
Barclays Africa Group Ltd.	25,097	309
Fibra Uno Administración, SA de CV	64,600	204
Banco Bradesco SA, preferred nominative (ADR)	15,800	186
BDO Unibank, Inc.	95,600	180
IMMOFINANZ AG	35,200	178
AIA Group Ltd.	36,200	177
CIMB Group Holdings Bhd.	81,000	177
Standard Chartered PLC	8,200	174
Mapletree Greater China Commercial Trust	262,000	174
Siam Commercial Bank PCL	36,900	171
DBS Group Holdings Ltd	13,000	169
		5,281
Telecommunication services 13.02%

HKT Trust, units	695,000	738
Advanced Info Service PCL	65,700	425
Philippine Long Distance Telephone Co. (ADR)	6,300	379
Türk Telekomünikasyon AS, Class D	135,000	363
Bharti Airtel Ltd.	58,100	269
OJSC Mobile TeleSystems (ADR)	14,500	250
OJSC MegaFon (GDR)	8,200	238
Singapore Telecommunications Ltd.	75,000	213
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	894,600	179
MTN Group Ltd.	9,500	174
Globe Telecom, Inc.	4,500	171
		3,399
Consumer discretionary 11.36%

Baoxin Auto Group Ltd.	846,000	698
SJM Holdings Ltd.	106,000	340
Cia. Hering, ordinary nominative	30,000	319
Truworths International Ltd.	38,308	244
Stella International Holdings Ltd.	88,500	217
Jumbo SA1	9,800	186
BEC World PCL	117,600	182
Merida Industry Co., Ltd.[2]	27,000	182
Chow Sang Sang Holdings International Ltd.	62,000	180
Minth Group Ltd.	86,000	172
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Arcos Dorados Holdings Inc., Class A	18,800	$ 165
CTC Media, Inc.	7,600	80
		2,965
Consumer staples 10.49%

Casino, Guichard-Perrachon SA	4,000	455
Unilever PLC	10,900	445
SABMiller PLC	8,500	417
Olam International Ltd.	287,000	402
Shoprite Holdings Ltd.	26,000	340
Hypermarcas SA, ordinary nominative	52,600	326
Imperial Tobacco Group PLC	4,500	184
Thai Beverage PCL	386,000	170
		2,739

Information technology 9.15%

Catcher Technology Co., Ltd.[2]	62,000	449
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	22,100	399
Avago Technologies Ltd.	6,200	382
Delta Electronics, Inc.[2]	68,000	380
Accenture PLC, Class A	2,600	217
Lenovo Group Ltd.	194,000	207
MediaTek Inc.[2]	13,000	191
Quanta Computer Inc.[2]	67,000	165
		2,390
Industrials 8.69%

CCR SA, ordinary nominative	77,400	531
CTCI Corp.[2]	336,000	463
Beijing Enterprises Holdings Ltd.	19,500	187
Alliance Global Group, Inc.	278,000	187
Airports of Thailand PCL	32,100	184
AirTAC International Group[2]	18,000	184
BTS Rail Mass Transit Growth Infrastructure Fund	652,400	183
Barloworld Ltd.	17,800	178
Yungtay Engineering Co., Ltd.[2]	61,000	173
		2,270
Materials 5.89%

OJSC ALROSA	326,700	352
First Quantum Minerals Ltd.	16,300	316
Taiwan Cement Corp.[2]	114,000	182
OJSC Mining and Metallurgical Co. Norilsk Nickel (ADR)	10,700	182
Glencore Xstrata PLC	31,600	174
Vale SA, ordinary nominative (ADR)	12,000	170
Tata Steel Ltd.	29,000	161
		1,537

Utilities 5.17%

Enersis SA (ADR)	47,200	672
Cia. Energética de Minas Gerais – CEMIG, preferred nominative	86,400	495
Glow Energy PCL	81,400	184
		1,351

Common stocks
		Value
Energy 5.04%	Shares	(000)

Ensco PLC, Class A	9,900	$ 521
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	33,500	375
Fugro NV, depository receipts	3,200	186
Tenaris SA (ADR)	3,700	155
Oil Search Ltd.	10,647	78
		1,315

Health care 0.69%

PT Kalbe Farma Tbk	1,440,000	180

Miscellaneous 4.96%

Other common stocks in initial period of acquisition		1,296
Total common stocks (cost: $23,594,000)		24,723

	Principal amount
Short-term securities 5.86%	(000)

International Bank for Reconstruction and Development 0.06% due 3/24/2014	$630	630
Total Capital SA 0.03% due 3/3/2014[3]	500	500
Federal Home Loan Bank 0.065% due 4/23/2014	400	400
Total short-term securities (cost: $1,530,000)		1,530
Total investment securities (cost: $25,124,000)		26,253
Other assets less liabilities		(141)
Net assets		$26,112

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.

2 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,848,000, which represented 10.91% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3 Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $500,000, which represented 1.91% of the net assets of the fund.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2014 (dollars in thousands):

		Investment securities

		Level 1	Level 2	Level 3	Total

Assets:
	Common stocks:
	Financials	$ 4,802	$ 479	$—	$ 5,281
	Telecommunication services	3,399	—	—	3,399
	Consumer discretionary	2,783	182	—	2,965
	Consumer staples	2,739	—	—	2,739
	Information technology	1,205	1,185	—	2,390
	Industrials	1,450	820	—	2,270
	Materials	1,355	182	—	1,537
	Utilities	1,351	—	—	1,351
	Energy	1,315	—	—	1,315
	Health care	180	—	—	180
	Miscellaneous	1,296	—	—	1,296
	Short-term securities	—	1,530	—	1,530
Total		$21,875	$4,378	$—	$26,253

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$1,267
Gross unrealized depreciation on investment securities	(138)
Net unrealized appreciation on investment securities	1,129
Cost of investment securities for federal income tax purposes	25,124

Key to abbreviations

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-100-0414O-S41323

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: April 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: April 28, 2014

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: April 28, 2014